PBHG INSURANCE SERIES FUND, INC.

                        SUPPLEMENT DATED NOVEMBER 3, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1999


         This Supplement updates certain information contained in the Prospectus, as supplemented on May 28, 1999 and November 1, 1999. This Supplement supercedes and replaces in its entirety the Supplement dated September 20, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge by calling 1-800-347-9256.

         On November 2, 1999, a special meeting of shareholders of the Portfolio was held, at which shareholders approved two proposals: (1) to change the Portfolio from a diversified to a non-diversified investment company and (2) to allow the Portfolio to concentrate its investments in one or more industries in the technology and communications sectors. Accordingly, effective immediately the following replaces in its entirety the information appearing under the headings "Main Investment Strategies" and "Main Investment Risks" on page 12 of the Prospectus:


MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 65% of its total assets in common stocks of companies doing business in the technology and communications sectors of the market. In addition, the Portfolio is concentrated which means it will invest 25% or more of its total assets in one or more of the industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology. The Portfolio offers investors significant growth potential because it invests in companies that may be responsible for breakthrough products or technologies or positioned to take advantage of cutting-edge developments. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

The Portfolio may use options and futures contracts for hedging and risk management.

MAIN INVESTMENT RISKS:

The Portfolio is non-diversified which means, as compared to a diversified fund, it invests a higher percentage of its assets in a limited number of stocks in order to achieve a potentially greater investment return than a more diversified fund. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a more widely diversified fund.

The Portfolio is concentrated which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in specific industries within the technology and communications sectors of the market in order to achieve a potentially greater investment

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return. As a result, the economic, political and regulatory developments in a particular industry, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not concentrate its investments.

The value of your investment in the Portfolio will go up and down, which means you could lose money, but you also have the potential to make money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

The Portfolio's use of options and futures contracts may reduce returns or increase volatility.

Although the Portfolio strives to achieve its goal, it cannot offer guaranteed results.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.